UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 24, 2023

HANMI FINANCIAL CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-30421	95-4788120
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

3660 Wilshire Boulevard, PH-a, Los Angeles, California	90010
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (213) 382-2200

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	HAFC	Nasdaq Global Select Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

The annual meeting of stockholders of the Corporation was held on May 24, 2023. At the meeting, the stockholders voted on the following items:

(1)	Nine board nominees to serve for terms expiring at the 2024 Annual Meeting of Stockholders and until their successors are elected and qualified. The voting results are as follows:

Nominee	For	Against	Abstain	Broker Non-Votes

John J. Ahn	24,634,780	674,421	2,793	1,698,558

Christie K. Chu	24,654,916	651,681	5,397	1,698,558

Harry H. Chung	25,131,439	178,014	2,541	1,689,558

Bonita I. Lee	25,229,106	80,091	2,797	1,698,558

Gloria J. Lee	24,657,282	559,658	95,054	1,698,558

David L. Rosenblum	25,227,182	80,529	4,283	1,698,558

Thomas J. Williams	25,134,951	172,781	4,262	1,698,558

Michael M. Yang	24,576,067	733,387	2,540	1,698,558

Gideon Yu	24,652,688	561,400	97,906	1,698,558

(2)	The advisory vote on executive compensation paid to the Corporation’s Named Executive Officers as described in the proxy statement for the meeting. The voting results are as follows:

For	Against	Abstain	Broker Non-Votes
24,256,162	1,046,741	9,091	1,698,558

(3)	The advisory vote on the frequency of conducting advisory votes on the executive compensation paid to the Corporation’s Named Executive Officers. The voting results are as follows:

One Year	Two Years	Three Years	Abstain
22,990,268	12,011	2,260,959	48,756

Based on the above vote, the Corporation has determined to include a stockholder vote on the compensation of the Company’s named executive officers in its annual meeting proxy solicitation materials on an annual basis until the next required vote on the frequency of the shareholder vote on executive compensation, which is expected to occur at the Company’s 2029 Annual Meeting of Shareholders.

(4)	The ratification of the appointment of Crowe LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023. The voting results are as follows:

For	Against	Abstain
27,000,565	7,779	2,208

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HANMI FINANCIAL CORPORATION
DATE: May 25, 2023	By:	/s/ Bonita I. Lee
Bonita I. Lee
President and Chief Executive Officer